                                                                  EXHIBIT 10.085

STATE OF GEORGIA
COUNTY OF GWINNETT

                                     LEASE
                             5655 Peachtree Parkway


      THIS LEASE, made this ___________ day of _______________, ______, between
COLOGNE INVESTORS, LIMITED and ERWIN WALTER GRAEBNER (herein collectively called "Lessor"), and BIOSHIELD TECHNOLOGIES, INCORPORATED (herein called "Lessee");


                           W I T N E S S E T H: THAT


      WHEREAS, Lessor is the owner of that certain building situated at 5655 Peachtree Parkway, Norcross, Gwinnett County, Georgia (herein called the "Building") and located on the land (herein called the "Land") described on EXHIBIT "A", attached hereto and by this reference incorporated herein and made a part hereof; and

      WHEREAS, Lessee wishes to lease from Lessor: (i) all of the Building, including the whole approximate 55,324 rentable square feet therein, and the Building layout is shown on EXHIBIT "B" attached hereto and by this reference incorporated herein and made a part hereof, and (ii) the exclusive right to use the "Common Areas" (as defined herein) located on the Land (the Building and the Land including all Common Areas are herein called the "Premises");

      NOW, THEREFORE, in consideration of the payment of the rent and the keeping and performance of the covenants and agreements by Lessee as hereinafter set forth, Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Premises. Lessee accepts the Premises in "as is" condition, provided that Lessor represents and warrants that as of the Commencement Date, all HVAC and mechanical building systems will be in good operating condition consistent with such systems' age and prior use, but Lessor makes no continuing warranty. LESSEE HEREBY ACKNOWLEDGES THAT LESSOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY AS TO THE SUITABILITY OF THE PREMISES FOR THE CONDUCT OF LESSEE'S BUSINESS. No easement for light or air is included in the Premises.

      FOR AND IN CONSIDERATION of the leasing of the Premises as aforesaid, the parties hereby covenant and agree as follows:

      1. TERM; OCCUPANCY; RENT COMMENCEMENT. The term (herein called the "Lease Term") of this Lease shall commence on , 1999 (herein called the "Commencement Date") and, unless sooner terminated under the provisions hereof, shall expire at 11:59 p.m. on the day before the date which is the last day of the one hundred twentieth (120th) full calendar month after the Commencement Date. Lessee shall be obligated to occupy the Premises as of the Commencement Date, and whether or not Lessee does so occupy the Premises, the obligations of Lessee to pay all rents and other amounts under this Lease shall commence ten
(10) days after the execution of this Lease by all parties.

      2. RENT.

         2.1 The annual base rental (herein called "Annual Base Rental" or "Base Rent") for the Premises shall be as follows:

------------------------------ ---------------------------- --------------------------- ----------------------------
           MONTHS                    ANNUAL P.R.S.F.              MONTHLY RENTAL               ANNUAL RENTAL
------------------------------ ---------------------------- --------------------------- ----------------------------

            1-12                          $6.50                     $29,967.17                  $359,606.00
------------------------------ ---------------------------- --------------------------- ----------------------------
            13-24                        $13.26                     $61,133.02                  $733,596.24
------------------------------ ---------------------------- --------------------------- ----------------------------



            25-36                        $13.53                     $62,377.81                  $748,533.72
------------------------------ ---------------------------- --------------------------- ----------------------------
            37-48                        $13.80                     $63,622.60                  $763,471.20
------------------------------ ---------------------------- --------------------------- ----------------------------
            49-60                        $14.08                     $64,913.49                  $778,961.92
------------------------------ ---------------------------- --------------------------- ----------------------------
            61-72                        $14.36                     $66,204.39                  $794,452.64
------------------------------ ---------------------------- --------------------------- ----------------------------
           MONTHS                    ANNUAL P.R.S.F.              MONTHLY RENTAL               ANNUAL RENTAL
----------------------------- ---------------------------- --------------------------- ----------------------------
            73-84                        $14.65                     $67,541.38                  $810,496.60
------------------------------ ---------------------------- --------------------------- ----------------------------
            85-96                        $14.94                     $68,878.38                  $826,540.56
------------------------------ ---------------------------- --------------------------- ----------------------------
           97-108                        $15.24                     $70,261.48                  $843,137.75
------------------------------ ---------------------------- --------------------------- ----------------------------
           109-120                       $15.54                     $71,644.58                  $859,734.96
------------------------------ ---------------------------- --------------------------- ----------------------------


               2.2 Lessee shall pay the rent and all other sums, amounts, liabilities, and obligations which Lessee herein assumes or agrees to pay, whether designated Annual Base Rental, additional rent, costs, expenses, damages, losses, or otherwise, (all of which are herein collectively called "Amount Due") as herein provided promptly at the times and in the manner herein specified without deduction, setoff, abatement, counterclaim, or defense. If any Amount Due is not received by Lessor within ten (10) days after the date on which it is due, Lessee shall pay Lessor a late charge equal to five percent (5%) of the amount of such past due payment, notwithstanding the date on which such payment is actually paid to Lessor. If such Amount Due is not paid within thirty (30) days of the date on which it was originally due, then, in addition to such late charge, Lessee shall pay Lessor interest on such Amount Due from the date on which it was originally due until the date it is actually paid at the rate of twelve (12%) percent per annum. Any such late charge and interest shall be due and payable at the time of actual payment of the Amount Due. Any Amount Due payable to Lessor by Lessee shall be paid in cash or by check at the following location, c/o Technology Park/Atlanta, Inc., Suite 150, 11555 Medlock Bridge Road, Duluth, Georgia 30097, or at such other place or places as Lessor may from time to time designate in writing.

               2.3 Contemporaneously with the execution of this Lease, Lessee shall pay Lessor a security deposit in the amount of FIFTY NINE THOUSAND NINE HUNDRED THIRTY FOUR AND 33/100 DOLLARS ($59,934.33) (herein called the "Security Deposit") to be held by Lessor for the performance by Lessee of Lessee's covenants and obligations under this Lease. If Lessee shall at any time fail to pay any Amount Due, Lessor may, but shall not be obligated to, from time to time and without prejudice to any other remedy, apply all or any portion of the Security Deposit to the extent necessary toward the payment of any such Amount Due. In the event Lessor applies the Security Deposit or a portion thereof as provided in this Section 2.3, Lessee shall immediately upon notice from Lessor of such application pay the amount so applied to Lessor, it being the intent of the parties that the Security Deposit held by Lessor always be in the amount stated above. It is expressly understood and agreed, however, that the Security Deposit shall not be considered an advance payment of rent or a measure of Lessor's damages in the event of any default by Lessee. If, at the expiration or termination of this Lease, Lessee is not in default hereunder, the Security Deposit shall be returned by Lessor to Lessee without interest. Lessor agrees to keep the Security Deposit in a separate escrow account in the name of Lessor, but not commingled with any other funds of the Lessor, with a financial institution whose deposits are insured by the federal government, for purposes of ensuring availability of such Security Deposit for purposes of the same under this Lease.

               2.4 Base Rent shall be paid monthly in advance on the first day of each calendar month in the Lease Term. The Base Rent for the first month shall be prorated and due when Lessee's payment obligations commence under
Section 1.

     3. NET LEASE. This lease is a "net" lease. It is the intention and purpose of the parties that Lessor shall receive the Base Rent, additional rent, and other amounts constituting the Amount Due as income or expense reimbursements from the Premises totally net of expenses. Lessee shall bear, pay for, and discharge not only such items as Lessee has specifically agreed by the provisions of this Lease to pay, but also all other costs, charges, and expenses of every reasonable kind and nature with respect to the ownership, occupancy, and operation of the Premises, including but not limited to costs, charges, and expenses associated with maintenance and repair, taxes and assessments, insurance, management, and utilities, for or of the Premises, except only any such cost, charge, or expense which Lessor expressly agrees in this Lease to pay or not to charge to Lessee; provided that Lessee shall not be required to pay any additional amount for (a) income tax imposed on Lessor on account of income from the Premises or (2) amounts owed by Lessor under any mortgage, security deed, or security agreement on the Premises or any part thereof. All amounts payable by Lessee hereunder in addition to the Base Rent shall be deemed to be additional rent.

      4.       SHARED EXPENSES.

               4.1 During the Lease Term, Lessee shall pay to Lessor as additional rent Lessee's Proportionate Share (as hereinafter defined) of Shared Expenses (as hereinafter defined). Lessee shall also pay as additional rent all other charges, costs and expenses which are not included within Shared Expenses and which are reasonably incurred by Lessor as a result of any use of the Premises by Lessee. Such amounts shall be paid to Lessor in equal monthly installments in advance on the first day of each month of the Lease Term, at the same time and in the same manner as Base Rent. The dollar amount of Lessee's Proportionate Share of Shared Expenses shall be prorated as necessary for any year during which this Lease is in effect for less than the full twelve month calendar year. Shared Expenses shall be calculated on an accrual basis and estimated in accordance with Section 4.6 below.

               4.2 "TOTAL RENTABLE AREA" shall mean all space within the Building designed and designated for individual tenant occupancy whether such space is currently subject to a lease by an individual tenant or not, including, if any, publicly used areas and areas used in common with other tenants of the Building, if any. The parties hereby acknowledge that the Total Rentable Area within the Building is 55,324 square feet.

               4.3 "LESSEE'S PROPORTIONATE SHARE" shall mean that proportion which the area in the Building hereby leased to Lessee bears to the Total Rentable Area of the Building. Specifically, the parties acknowledge that the area of the Building occupied by Lessee is 55,324 square feet out of a Total Rentable Area of 55,324 square feet; therefore, for any applicable period, the Lessee's Proportionate Share of Shared Expenses, to be paid by Lessee to Lessor, is 100%. During the Lease Term (and any renewals thereof), should the Lessor construct additional buildings upon the Land or lease a portion of the Building to any other tenant who then shares occupancy of the Building with Lessee, the Lessee's Proportionate Share shall be recalculated to adjust for the Building square footage then occupied by the Lessee and the Total Rentable Area of the Building and such additional buildings, and, in the case of such shared occupancy of the Building, the respective areas of the Building occupied by Lessee and such other tenant(s) shall be considered in fixing the respective Proportionate Shares of Lessee and such other tenant(s), provided that the Common Area shall not be reduced, and the aggregate Proportionate Shares shall equal 100%.

               4.4 For purposes of this Lease, the term "SHARED EXPENSES" shall mean the operating and maintenance expenses reasonably incurred by Lessor pertaining to all areas of the Premises (herein called the "COMMON AREA") including, but not limited to, publicly used areas, if any, and areas such as, lawns, gardens, sidewalks, driveways and parking lots. Shared Expenses shall include, but not be limited to:

                       4.4.1 The wages, salaries and attributable overhead expenses of all employees engaged in the operation and maintenance of the Common Area, including employers' Social Security taxes, unemployment, and any other taxes which may be levied on or with respect to such wages, salaries, and attributable overhead expenses but excluding interest and penalty charges arising from late payment, thereof.

                       4.4.2 The cost of all janitorial and other cleaning expenses if provided, all office supplies, tools, equipment and materials used in the operation and maintenance of the Common Area by Lessor.

                       4.4.3 The cost of water, sewer, heating, lighting, ventilation, electricity, air conditioning and any other utilities supplied or paid for by Lessor and the cost of maintaining the systems supplying the same.

                       4.4.4 The cost of all maintenance and service of the Common Area, including, but not limited to, pest control and the cleaning and maintenance of equipment, janitorial service, and landscaping maintenance.

                       4.4.5 The costs of acquiring and installing all sprinkler systems, fire extinguishers, fire hoses, security services and protective services or devices rendered to or in connection with the Land and the Building or any part thereof.

                       4.4.6 Insurance premiums for insurance for the Premises or any part thereof required to be maintained by Lessor hereunder or which Lessor deems reasonably appropriate, including, but not limited to, premiums for insurance maintained by Lessor under Section 9, business interruption, rental abatement, or liability insurance.

                       4.4.7 The cost of repairs and general maintenance of the Common Area, including, but not limited to: maintenance and cleaning of common areas and facilities; lawn mowing, gardening, landscaping, and irrigation of landscaped areas; line painting, pavement maintenance, sweeping, and sanitary control; removal of snow, trash, rubbish, garbage, and other refuse; the cost of personnel to implement such services, to direct parking, and to police the common facilities; the cost of exterior and interior painting; all maintenance and repair costs incurred under Section 6.1 or Section 10.14; and the cost of maintenance of sewers and utility lines.

                       4.4.8 The amortization, together with financing charges, of the costs of acquiring and installing capital investment items which are reasonably installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements (other than "Prior ADA and Code Requirements" as hereinafter defined) or maintaining the quality and nature of the Premises consistent with the quality and nature of Technology Park/Atlanta and the Premises prior to and up to the Commencement Date.

                       4.4.9 All Impositions (as hereinafter defined), taxes, assessments and governmental or other charges, general or special, ordinary or extraordinary, foreseen or unforeseen, which are levied, assessed or otherwise imposed against the Premises, street lights, personal property, or rents, or on the right or privilege of leasing the Premises or collecting rents therefrom or from parking vehicles thereon by any federal, state, county or municipal government or by any special sanitation district or by any other governmental or quasi-governmental entity that has taxing or assessment authority, and any other taxes and assessments attributable to the Premises or their operation, including but not limited to any Impositions payable by Lessor under Section 16 hereof; but exclusive of federal, state or local income taxes of Lessor, inheritance taxes, estate taxes, gift taxes, transfer taxes, excess profit taxes and any taxes imposed in lieu of such excluded taxes.

                       4.4.10 All management expenses attributable to the Premises, including, but not limited to: administrative expenses associated with collecting rent, arranging for and assuring continuity of Common Area services, supervising maintenance or repair, enforcing rules and regulations; salaries or wages of persons employed or contracted to manage the Premises; the cost of supplies and materials, equipment and furnishings necessary for such management functions; the cost of telephone service, attributable overhead expenses and any other expenses and management fees directly relating to the management of the Premises.

                      4.4.11 All assessments, if any, assessed against the Premises during the Lease Term under any protective covenants now or hereafter of record against the Premises, including, without limitation, any assessments imposed for the maintenance and repair of the common areas of Technology Park under the Protective Covenants described in Section 26.

                      4.4.12 Those items specified in Section 7.1 hereof which are Lessor's responsibility to maintain.

               4.5 Nothing contained in this Section 4, including, but not limited to the definition of "Shared Expenses" contained in Section 4.4 hereof, shall imply any duty on the part of Lessor to pay any expense or provide any service. The foregoing sentence is not intended to waive any affirmative obligations of the Lessor expressly stated elsewhere in this Lease.

               4.6 Prior to the Commencement Date and prior to each December 31 thereafter during the Lease Term, Lessor shall estimate the amount of Shared Expenses and Lessee's Proportionate Share of Shared Expenses for the ensuing calendar year or, if applicable, remaining portion thereof and notify Lessee in writing of such estimate. Such estimate shall be made by Lessor in the exercise of its sole reasonable discretion and in good faith, but shall not be subject to dispute by Lessee or arbitration. Lessor agrees to provide such estimate in sufficient detail that Lessee and Lessor can reasonably discuss proposed expenses, and Lessor agrees to reasonable discussion with Lessee about such expenses. The amount of additional rent specified in each such notification shall be paid by Lessee to Lessor in equal monthly installments in advance on the Commencement Date and on the first day of each calendar month thereafter during the Lease Term, at the same time and in the same manner as Base Rent. Attached hereto and expressly incorporated herein as Exhibit "F" is a true schedule of Lessor's Shared Expenses for calendar years 1996 through 1998 inclusive. Attachment of such Exhibit "F" shall not be construed as a limitation on any type or amount of expenses to be included in the Shared Expenses.

               4.7 On or before each April 30 during the Lease Term, Lessor shall advise Lessee of the amount of actual Shared Expenses for such prior calendar year. If Lessee's Proportionate Share of Shared Expenses for such calendar year proves to be greater than the estimated amount, Lessor shall invoice Lessee for the deficiency as soon as practicable after the amount of underpayment has been determined, and Lessee shall pay such deficiency to Lessor within fifteen (15) days following its receipt of such invoice. If, however, Lessee's Proportionate Share of Shared Expenses for such calendar year is lower than the estimated amount, Lessee shall receive a credit toward the next ensuing monthly payment or payments of the estimated amount of Lessee's Proportionate Share of Shared Expenses in an amount of such overpayment until depleted, provided however that (i) in no event shall Lessee's Proportionate Share of Shared Expenses be deemed to be less than zero, and (ii) that in the event of the expiration or other termination of this Lease, Lessee shall be refunded such overpayment as soon as practicable thereafter after the amount of overpayment has been determined.

               4.8 Lessee may, only one (1) time during each calendar year and upon ten (10) days' prior written notice to Lessor, at Lessee's expense and at any reasonable time, audit the books and supporting documentation of Lessor pertaining exclusively to the types and amounts of Shared Expenses incurred for either or both of the two immediately previous calendar years (provided, however, that Lessee shall only have the right to audit records one time for any calendar year). If Lessee disputes the amount of additional rent due under
Section 4.7 hereof, and Lessor and Lessee are unable to resolve the dispute by good faith efforts, then Lessee may institute arbitration proceedings and such dispute shall be settled by arbitration in the Gwinnett County, Georgia, by a panel of three members in accordance with the rules then in effect of the American Arbitration Association; provided, however, that Lessee shall immediately pay any disputed amount to Lessor, and if the arbitrators find that Lessee has paid more than the Lessee's Proportionate Share of Shared Expenses for the previous calendar year, Lessor shall immediately refund such overpayment to Lessee. The decision of the arbitrators acting hereunder shall be binding and conclusive upon the parties. Lessor and Lessee shall each pay one-half of the cost of such arbitration; provided, however, that if the arbitrators determine that the arbitration proceedings were not instituted in good faith by Lessee, Lessee shall pay the full cost thereof or in the event the arbitrators determine that the Shared Expenses were not determined in good faith by Lessor, Lessor shall pay the full cost thereof. Said arbitrators shall also be empowered to award reasonable attorney's fees and expert witness fees to the prevailing party in such arbitration.

               4.9 Notwithstanding the foregoing, Shared Expenses shall not include the following:

                       (i) Maintenance, repairs and other expenses arising from gross negligence or willful wrong-doing of Lessor or its employees;

                       (ii) Expenses and improvements arising from Lessor's (or its predecessor's) failure (if any) to construct, modify, or maintain the Premises so as to comply with "Prior ADA and Code Requirements" as hereinafter defined;

                       (iii) Attorney's fees and collection costs which Lessor incurs in connection with legal controversies arising from the actions or dealings of any other actual or alleged lessee which may use and occupy the Premises; and

                       (iv) Lessor's cost of maintaining the exterior structure, walls and roof of the Building.

               4.10 Lessee agrees to consult with Lessor as to any expenses which Lessee wishes to pay directly for the Premises, which might otherwise be included in Shared Expenses, and which Lessee's payment will fully discharge such that inclusion of such expenses in the Shared Expenses would result in double payment of such expenses, and Lessor agrees to such consultation; provided that Lessor shall have the option at Lessor's sole discretion of including such expenses in the Shared Expenses in lieu of Lessee's direct payment, as reasonably necessary for proper or efficient administration and management of the Premises.

               4.11 The term "Prior ADA and Code Requirements" shall mean requirements imposed on Lessor or its predecessor as owner of the Premises before the Commencement Date (a) requiring compliance before the Commencement Date with the Americans with Disabilities Act ("ADA") or (b) as to any structure or improvement, if any, whose condition or use before the Commencement Date and continuing thereafter violates any applicable statute or code, unless in case of clause (a) or (b), the Lessee's Improvements will effect such ADA compliance or will correct such statutory or code violation, or will otherwise make such compliance or correction moot. If the Lessee's Improvements will effect such compliance or correction, or make such compliance or correction moot, without additional cost or expense not otherwise required for Lessee's Improvements, Lessee shall effect or moot such compliance or correction as part of Lessee's Improvements without any cost or expense to Lessor other than Lessor's provision of the Allowance. If additional cost or expense over and above the cost and expense of Lessee's Improvements would be required to effect such compliance or correction or to make such compliance or correction moot, Lessee shall nevertheless cooperate with Lessor to provide an opportunity for Lessor to make or to moot such compliance or correction at savings in cost and time, if any, in connection with making Lessee's Improvements. Nothing contained in this section shall impose any obligation upon Lessee to investigate or otherwise discover any condition falling within the scope of a Prior ADA and Code Requirement in order to correct, remediate or eliminate said condition.

                4.13 "Amortization" to be included in the Shared Expenses pursuant to this Section 4 shall be based on straight-line amortization of the included cost and the standard useful life of such item in the accounting industry, whether such useful life is longer or shorter than the Lease Term. Only the portion of such amortization for years included in the Lease Term shall be included in Shared Expenses.

      5.       USE.

               5.1 Lessee and its permitted assignees and subtenants shall use the Premises for general office and other uses associated with Lessee's operations, not in violation of the Protective Covenants (as hereinafter defined), and for no other purpose without the prior written consent of Lessor. Lessor acknowledges and approves the use of the Building for research, laboratory facilities, testing, development, marketing, production, packaging and shipping operations by Lessee and its affiliated entities in connection with organic volatile compounds, microbial agents, antimicrobial products and prescription drugs, provided such use does not violate any applicable law or requirement having the force of law, or any of the Protective Covenants, and does not injure any person or damage any property. Lessee shall operate its business in the Premises during the entire Lease Term and in a reputable manner in compliance with all applicable laws, ordinances, regulations, covenants, restrictions, and other matters shown on the public records, now in force or hereafter enacted. Lessee will not permit, create, or maintain any disorderly conduct, trespass, noise, or nuisance whatsoever about the Premises which has a tendency to annoy or disturb any persons occupying adjacent premises either within or without the Building.

               5.2 Lessee shall not place or maintain machines, equipment, or other apparatus which causes vibrations or noise that may be transmitted to the Building structure or to any space to such a degree as to be objectionable to Lessor or to any other tenant in the Building or to persons having rights to occupy property adjacent to the Premises. Neither Lessee nor any of Lessee's employees, agents or invitees shall place or maintain within the Premises any stoves, ovens or space heaters (other than properly-installed professional equipment necessary for Lessee's laboratory operations), except with the prior written consent of Lessor in each instance. Lessee shall not make or permit to emanate from the premises any smoke or odor that is objectionable to other occupants of the Building, or to persons having rights to occupy property adjacent to the Premises, and shall not create, permit, or maintain a public or private nuisance thereon, or do any act which damages the Premises or would cause disinterested, impartial persons having expertise as to quality of buildings in the commercial office market in the vicinity of Technology Park/Atlanta to characterize the Building as declining in quality on account of such act below the quality of the Building during its existence prior to the Commencement Date.

               5.3 Lessee shall cause all loading and unloading of any goods or materials delivered to or sent from the Premises to be done only in the areas as Lessor may designate. Under no circumstances shall Lessee allow any goods or materials delivered to or sent from the Premises to be stored on, accumulate on or obstruct such area, dumpster pad, sidewalks, driveways, parking areas, entrances or other public areas or spaces of the Building or other parts of the Premises. Lessee acknowledges that violations of this Section 5.3 shall constitute a material breach of this Lease.

               5.4 Lessee shall not perform or permit any work, including, but not limited to, assembly, construction, mechanical work, painting, drying, layout, cleaning, or repair of goods or materials, to be done on the sidewalks, driveways, parking areas, landscaped areas of the Building or other parts of the Premises.

               5.5 Lessee shall not use, handle, store, deal in, discharge, or fabricate any environmentally hazardous wastes, substances or materials as the same are now or hereafter may be defined or classified by any local, state, or federal environmental protection legislation or regulation issued pursuant thereto. Notwithstanding the foregoing, Lessee shall be authorized to use, store, handle and test various organic volatile compounds and microbial agents, including but not limited to E-coli and Salmonella, in connection with its usual operations provided that Lessee complies with all laws, requirements having the force of law, and the Protective Covenants, applicable to the use of said substances in Lessee's operations, and in such use, storage, handling, and testing.

               5.6 Lessee shall defend, indemnify, and hold harmless Lessor and Lessor's partners, managers, and employees ("Indemnified Parties") from and against all claims, actions, demands, losses, liabilities, damages, awards, fines, penalties, costs, and expenses, including reasonable attorneys' fees, which are made against or incurred by the Indemnified Parties on account of Lessee's use of the Premises.

               5.7 Technology Park/Atlanta, Inc., as a signatory to this Lease and as the original Declarant of that certain Declaration of Covenants, Conditions and Restrictions dated July 2, 1971 [being recorded at Deed Book 389, Pages 636-649, Gwinnett County, Georgia Records] (said instrument and any amendments thereto being collectively referred to as the "Declaration"), represents that (i) it is the owner of twenty (20%) percent or more of the acreage subject to the Declaration; (ii) it holds the controlling vote of the members of the TP/A Design Control Committee referenced in said

Declaration; and (iii) the Lessee's use of the Premises, as described in this Lease, is hereby approved by the Committee and will not violate or breach the Declaration.

      6.       UTILITIES AND SERVICE.

               6.1 Lessee shall pay during the Lease Term the costs of all utilities furnished to the Premises, including, without limitation, water, gas, if any, electricity, sewer and refuse disposal. To the extent water, sewer and refuse disposal for the Premises are not separately billed to Lessee, the costs for such services shall be paid by Lessee to Lessor as a Shared Expense. Lessee shall be solely responsible for the payment of all telephone and cable charges, including, without limitation, the cost of installation at the Premises of all telephone and cable equipment which shall be installed at the request of Lessee. The furnishing of and cost of janitorial services for the Premises shall be the sole responsibility of Lessee.

               6.2 Unless caused by the gross negligence or willful wrongdoing of the Lessor or its employees, Lessor shall not be held liable for any damage or injury suffered by Lessee or by any of Lessee's licensees, agents, invitees, servants, employees, contractors, or subcontractors or any other person or entity engaged, invited, or allowed to come onto the Premises by Lessee (herein collectively called "Lessee Parties"), resulting directly, indirectly, proximately, or remotely from the installation, use, or interruption of any service to the Premises or Building, including, but not limited to, temporary failure to supply any heating, air conditioning, electrical, water, or sewer services, or any of them. No temporary failure to provide services shall relieve Lessee from fulfillment of any covenant of this Lease, including, without limitation, the covenant to pay any Amount Due in the manner and amounts, and promptly at the times set forth herein. The provisions of this
Section 6.2 shall not be construed to impose such gross negligence or willful wrongdoing standard upon any claim by Lessee against any person other than Lessor or its employees, nor to permit any lesser standard for any liability by Lessor or its employees.

      7.       MAINTENANCE.

               7.1 Lessor shall not be obligated to maintain or make any repairs or replacements to the Premises during the Lease Term other than the roof, foundation and exterior walls of the Building (excluding, however, glass doors), and Lessee covenants and agrees to assume all responsibility of other repair and maintenance of the Premises. Notwithstanding the foregoing, Lessee shall be responsible for the cost of any and all damage arising from the negligence or wilful misconduct of Lessee or any of the Lessee Parties.

               7.2 Upon commencement of the Lease Term, Lessee shall accept and occupy the Premises for its intended use. Lessee shall, at its sole cost, risk, expense and liability, keep and maintain the Premises in good order and repair, and in compliance with all applicable governmental codes, ordinances and regulations. Lessee shall also keep all sewer and utility lines including, without limitation, all sewer connections, plumbing, heating, ventilating and air conditioning equipment and appliances, wiring and glass, in good order and repair; (ii) provide janitorial services for the Premises; and (iii) keep the Premises free from all litter, dirt, debris and obstructions and in a clean and sanitary condition. At all times the Premises shall be kept in accordance with the standards then prevailing in Gwinnett County, Georgia submarket for similar office buildings and common areas, and all such maintenance, repair, replacement and work performed under this section shall be performed in accordance with such standards. Actions to be taken by Lessee under the second, third, and fourth sentences of this Section 7.2 may be taken by a third party provider of services pursuant to any service contract which Lessor has in effect for the Premises; provided such actions are fully paid for by Lessee as Shared Expenses and fully discharge the obligations of Lessee under this paragraph; and provided, further, that making or keeping any such service contract in effect, and the terms and conditions thereof, including the extent to which any such actions may be covered thereby, shall be at Lessor's sole discretion, and nothing herein shall be construed to impose on Lessor any obligation to perform any such actions for Lessee or any liability for non-performance of such actions.

               7.3 At the expiration or other termination of this Lease, Lessee shall surrender the Premises, and the keys thereto, in as good condition as when received, loss by fire or other casualty not the result of any act or omission of Lessee, or ordinary wear and tear only excepted.

               7.4 Nothing in this Section 7 shall be deemed to relieve Lessee from any liability which Lessee may have to Lessor under the terms of this Lease or otherwise, on account of any damage as may be caused to the Premises by the negligence or misconduct of Lessee or any of the Lessee Parties.

               7.5 As used in this Section 7, "repair and maintenance" shall include repairs and replacements, and the standard shall be the good, clean and safe condition of similar office buildings and common areas in Gwinnett County, Georgia submarket.

      8. FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, war, or (in the case of performance of any construction) severely inclement weather which prevents construction, or other reason of a like nature (other than finance) not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of the delay. The provisions of this Section 8 shall not cancel, postpone, or delay the due date of any payment to be made by Lessee hereunder, nor operate to excuse Lessee from prompt payment of any Amount Due required by the terms of this Lease.

      9.       PROPERTY AND LIABILITY INSURANCE.

               9.1 Throughout the Lease Term, Lessor will insure the Building, including foundations and excavations, the Building standard leasehold improvements, and the machinery, boilers, and equipment contained therein owned by Lessor, excluding any property Lessee is obliged to insure under Section 9.3 below, against damage by fire and the perils insured in the standard extended coverage endorsement. Lessor shall also, throughout the Lease Term, carry public liability insurance with respect to the ownership and operation of the Premises.

               9.2 Lessee shall comply with all applicable insurance regulations so the lowest fire, extended coverage, and liability insurance rates available for use of the Premises as described in Section 5.1 may be obtained by Lessor and will not use or keep any substance or material in or about the Premises which may vitiate or endanger the validity of insurance on the Premises, increase the hazard or the risk beyond that for such use, or result in an increase in premium on such insurance above the premium from time to time that reasonably accounts for the use of the Premises permitted by this Lease. If any insurance policy upon the Premises or any part thereof shall be canceled or shall be threatened by the insurer to be canceled, the coverage thereunder reduced or threatened to be reduced, or the premium therefor increased or threatened to be increased in any way by the insurer above the premium from time to time that reasonably accounts for the use of the Premises permitted by this Lease, by reason of the use and occupation of the Premises by Lessee or by any assignee or subtenant of Lessee for a use other than the use as set forth in Section 5.1 herein, and if Lessee fails to remedy the condition giving rise to the cancellation, reduction, or premium increase or threat thereof within forty-eight (48) hours after notice thereof by Lessor, Lessor may, at its option, do any one of the following:

                      9.2.1 Declare a default by Lessee, and thereupon the provisions of Section 12 shall apply; or

                      9.2.2 Enter upon the Premises and remedy the condition giving rise to the cancellation, reduction, or premium increase or threat thereof, and in such event, Lessee shall forthwith pay the cost thereof to Lessor as additional rent; and if Lessee fails to pay such cost, Lessor may declare a default by Lessee and thereupon the provisions of Section 12 shall apply, and Lessor shall not be liable for any damage or injury caused to any property of Lessee or of others located on the Premises as a result of the re-entry; or

               9.2.3 If the sole action taken by the insurer is to raise the premium or other monetary cost of the insurance, demand payment from Lessee of the premium or other cost as additional rent hereunder, and if Lessee fails to pay the increase to Lessor within ten (10) days of demand by Lessor, Lessor may declare a default by Lessee and thereupon the provisions of Section 12 shall apply. Lessee acknowledges that it has no right to receive any proceeds from any insurance policies carried by Lessor and that such insurance will be for the sole benefit of Lessor with no coverage for Lessee for any risk insured against.

               9.3 Lessee shall, during its occupancy of the Premises and during the entire Lease Term, at its sole cost and expense, obtain, maintain, and keep in full force and effect, the following types and kinds of insurance:

                       9.3.1 Upon property of every description and kind owned by Lessee and located on the Premises or for which Lessee is legally liable or which was installed by or on behalf of Lessee, including, without limitation, furniture, fittings, installations, alterations, additions, partitions, and fixtures (excluding, however, those improvements, if any, to be insured by Lessor in accordance with Section 9 hereof), against all risk of loss in an amount not less than one hundred percent (100%) of the full replacement cost thereof;

                       9.3.2 Commercial general liability insurance in an amount not less than $1,000,000.00 for any one occurrence or at such higher limits as Lessor may reasonably require from time to time, with Lessor and Lessor's mortgagees named as additional insureds therein as their respective interests may appear; the insurance shall include coverage against liability for bodily injuries or property damage arising out of the use by or on behalf of Lessee of owned, non-owned, or hired automobiles and other vehicles for a limit not less than that specified above; and shall also include coverage for "Fire Legal" liability with respect to the Premises in an amount not less than $1,000,000.00 or such higher limits as Lessor may reasonably require from time to time; and

                      9.3.3 Workers' compensation insurance in the amount required by law to protect Lessee's employees.

               9.4 All insurance policies shall be taken out with nationally recognized companies reasonably acceptable to Lessor and licensed and registered to operate in the State of Georgia and in form reasonably satisfactory to Lessor. The insurance may be by blanket insurance policy or policies. Lessee shall deliver certificates evidencing the insurance policies and any endorsement, rider, or renewal thereof, to Lessor. Certificates evidencing renewals shall be delivered to Lessor no later than fifteen (15) days after each renewal, as often as renewal occurs, and in no event less than fifteen (15) days prior to the date on which the policy would otherwise expire. All insurance policies shall require the insurer to notify Lessor and Lessor's mortgagees in writing thirty (30) days prior to any material change, cancellation, or termination thereof.

               9.5 Lessor and Lessee hereby release the other from any and all liability or responsibility to the other or to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured or insurable, whether or not such insurance is obtained, in policies of fire and extended coverage insurance covering such property even if such loss or damage shall have been caused by the fault or negligence of the other party, or any one for whom such party may be responsible, other than acts, such as intentional wrongdoing or criminal conduct, that are not waived in the standard waiver of subrogation provision in commercial property insurance at the time of the loss or damage.

      10.      ALTERATIONS AND IMPROVEMENTS.

               10.1 Subject to the provisions of this Section 10, Lessor agrees that Lessee may do phased renovations to the Building as described herein ("Lessee's Improvements") after the Commencement Date and after Lessee occupies the Premises and commences paying Base Rent and additional rent. The Lessee's Improvements shall be constructed in accordance with final plans, specifications and construction drawings (collectively the "Lessee's Plans and Specifications") provided by Lessee and agreed upon by Lessor and Lessee in accordance with the terms hereof.

               10.2 After Lessee shall have commenced paying Base Rent and additional rent for the Premises, Lessee shall cause plans and specifications to be prepared by a licensed, professional engineer or architect, and submitted to Lessor, at Lessee's sole cost and expense, covering all work to be performed in constructing the Lessee's Improvements. The Lessee's Plans and Specifications shall be in reasonable detail. Lessee shall ensure that the Lessee's Plans and Specifications comply with all applicable statutes, codes, ordinances and regulations ("Codes"). The submitted Lessee's Plans and Specifications shall be subject to review, comment and approval by Lessor. Lessor shall advise Lessee of its approval of the Lessee's Plans and Specifications, or raise any objections thereto, in writing within fifteen (15) business days after Lessor receives all of the Lessee's Plans and Specifications. Lessee will have Lessee's Plans and Specifications modified as reasonably required by Lessor and will resubmit the modified plans to Lessor within fifteen (15) business days after Lessee receives all of the modification requirements. Lessor will expeditiously review such modifications and return Lessor's final approvals or any further comments or objections within an additional fifteen (15) business days after Lessee's resubmission. Lessee shall then have an additional ten (10) business days to address such further comments or objections, if any. If Lessee and Lessor cannot agree on such changes, the disagreement shall be resolved by submission to an independent architect (selected mutually by Lessor and Lessee) having at least ten (10) years experience in the construction or renovation of property comparable to the Building. If the parties are not able to agree on such an independent architect within ten (10) days of notice from either party of such a disagreement, either party may request the selection of such an architect by the president of the local chapter of the American Institute of Architects.

                10.3 Lessee shall obtain all building permits covering Lessee's Improvements pursuant to the Lessee's Plans and Specifications, and, if required, other permits, licenses, and approvals for Lessee's Improvements from any governmental agency or private third party. Lessee shall provide Lessor copies of all the same. Lessor will cooperate reasonably with Lessee's efforts to obtain such permits, licenses, and approvals. The contractor for Lessee's Improvements may be chosen by Lessee, subject to Lessor's reasonable prior approval. Such contractor shall be a reputable, licensed contractor with proven experience in the kind of work involved in doing Lessee's Improvements, capable of providing performance and payment bonds for the total cost of the Lessee's Improvements, creditworthy, and in good standing with applicable licensing agencies. Lessor may require Lessee to have the contractor obtain such bonds from an established, reputable surety and to name Lessor as a beneficiary of such bonds by dual obligee rider or other appropriate means. Lessee shall provide Lessor a copy of any construction contract or similar agreement which Lessee proposes to make for installation of the Lessee's Improvements for verification that such contract will contain terms and conditions consistent with Lessee's obligations under this Lease concerning construction of the Lessee's Improvements. Lessor and Lessee will cooperate reasonably, diligently, and in good faith in Lessee's finalization of such contract. Lessee represents to Lessor that Lessee intends to use for the basic form of such construction contract the American Institute of Architects (AIA) form of construction contract in substantial part (either cost plus or stipulated sum, at Lessee's discretion) with AIA general conditions thereto and other contract documents, subject to such modifications (not contravening any obligation of Lessee under this Lease) as may be negotiated between Lessee and Lessee's general contractor, including but not limited to a ten percent (10%) retention from payments thereunder. Lessor shall have the right to have a representative of Lessor (who may be a professional architect or engineer) observe and inspect the installation of the Lessee's Improvements, and to participate reasonably in management of the same.

               10.4 Lessee will prosecute construction of the Lessee's Improvements diligently to Substantial Completion after commencement of such construction; provided, however, that if Lessee shall be unable to accomplish such Substantial Completion on or before the intended completion date due to force majeure as defined herein, such inability of Lessee shall not give Lessee a right to cancel this Lease, and, so long as Lessee continues diligently in making Lessee's Improvements and is not otherwise in default under this Lease, shall not give Lessor the right to cancel this Lease; provided, further, that Lessee shall in any event Substantially Complete the Lessee's Improvements by July 31, 2006 and failure to complete the Lessee's Improvements by such final date, or failure by Lessee to prosecute construction of Lessee's Improvements as required by this Lease, shall be a breach of this Lease and Lessor shall have all available remedies provided under this Lease for such breach including the right to terminate this Lease in connection with such breach.

               Upon Substantial Completion of Lessee's Improvements, a representative of Lessor and a representative of Lessee together shall inspect the Premises and prepare a "punchlist" of defective or uncompleted items relating to the construction of the Lessee's Improvements. Lessee shall, within a reasonable time but in no event more then thirty (30) days after such punchlist is prepared and agreed upon by Lessor and Lessee, complete such incomplete work and remedy any defective work as set forth on the punchlist.

               10.5 No material amendments to the final approved Lessee's Plans and Specifications will be implemented without the written approval of Lessor. Any proposed material amendment to such final approved plans shall be submitted by the Lessee to the Lessor in writing and shall be approved or rejected in writing within ten (10) business days after receipt thereof by the Lessor. Lessee shall advise Lessor of the additional costs of the Lessee's proposed changes. Lessor and Lessee shall act reasonably, diligently and in good faith to agree upon any such proposed amendment to final approved plans.

               10.6 Lessee shall have all work in constructing the Lessee's Improvements or any other construction on the Premises performed promptly, diligently and in a good and workmanlike manner, free of defects, and in accordance with the applicable plans and specifications.

               10.7 Lessor shall provide Lessee with an allowance (herein called the "Allowance") of TWO HUNDRED TWENTY ONE THOUSAND TWO HUNDRED NINETY SIX AND NO/100 DOLLARS ($221,296.00) for the design, supervision and construction of the Lessee's Improvements to the Premises, including, without limitation, all costs of design, all costs of materials and labor to install such improvements, and an overhead and supervisory fee to Lessor of five percent (5%) of all such costs, and Lessor will pay all such costs to the extent of the Allowance. If such costs should exceed the Allowance, then Lessee shall pay for all such costs in excess of the Allowance. Lessor makes no representation or warranty that the Allowance will be sufficient to pay for Lessee's Improvements.

               10.8 The Allowance shall be paid out as follows:

               Lessor will disburse funds from the Allowance to Lessee to pay the costs of constructing Lessee's Improvements according to customary and reasonable methods of payment for construction, including but not limited to progress payments not more frequently than monthly, lien releases from Lessee's general contractor and retention from such funds in connection with progress payments to the contractor, and appropriate evidence of such general contractor's payment of subcontractors and material suppliers.

               If the actual expenditures by Lessee for costs of construction of the Lessee's Improvements shall total less than the Allowance, the Allowance shall automatically be deemed reduced to the actual costs. The Allowance shall be applied to reimburse only costs of improving real property in the Premises, and not to costs of any furniture, furnishings, fixtures, equipment, or other personal property of any kind.

               Lessee may submit to Lessor monthly requests for disbursement, less retention of ten percent (10%), which Lessor may withhold from progress payments to Lessee's contractor. Lessee's request shall be in writing and shall be accompanied by the following items:

                      (i) Signed lien release or releases by Lessee's general contractor and major subcontractors, which release(s) may include a conditional lien release (conditional upon the contractor's receipt of payment in a specified amount), for the work covered by the progress payment applied for. "Major subcontractors" means any supplier of services or materials costing more than $5,000.00;

                      (ii) A certificate for payment (AIA form) provided by a disinterested and impartial professional, licensed architect or engineer who has inspected such construction, and evidencing that the work and stored materials to be paid for by the progress payment applied for, and the work in the aggregate up to the date of that progress payment and covered by the aggregate of previous progress payments and the current progress payment, has been completed free of defects, and in accordance with the approved plans and specifications;

                      (iii) Lessee's contractor's acknowledgment in writing that the retention of ten percent (10%) will be payable to such contractor only upon expiration of any mechanic's lien period applicable to such construction, following full completion of the Lessee's Improvements, without filing of mechanic's liens claims on account of such construction or after discharge by bonding or otherwise of any such mechanic's lien that is filed, to the reasonable satisfaction of Lessor;

                      (iv) Evidence reasonably satisfactory to Lessor that no mechanic's lien has then been filed on account of the Lessee's Improvements and remains undischarged by bonding or otherwise;

                      (v) A customary general contractor's affidavit for partial payment in form reasonably satisfactory to Lessor;

                      (vi) Evidence reasonably satisfactory to Lessor that the remaining balance of the Allowance, together with any additional funds (if any) already paid out or to be paid out by Lessee (and available for such use) and not to be covered by the Allowance, will be sufficient to pay for all remaining costs of constructing the Lessee's Improvements; and

                      (vii) Evidence reasonably satisfactory to Lessor that any professional, licensed architect or engineer who has inspected the installation of Lessee's Improvements on behalf of Lessor would not reasonably refuse to certify such progress payments.

               Subject to Lessor's receipt of the required submissions for such progress payments as described above, Lessor will disburse the monthly progress payment amount to Lessee within ten (10) business days after receipt of Lessee's written request therefor; provided that Lessor may disburse all or a portion of such progress payment directly to any contractor or material supplier at Lessor's discretion after prior notice to Lessee and without waiving any of Lessee's rights as to said contractor or supplier.

               When Lessee's Improvements have been Substantially Completed, Lessee may make written request to Lessor for payment of the remaining amount of the Allowance, less and except one hundred fifty percent (150%) of the estimated cost to complete applicable punchlist items (the "Holdback"). The Holdback amount shall be available to Lessee immediately upon completion of such punchlist corrections. Lessee's request for such remaining balance (less the Holdback) shall be accompanied by the following:

                      (i) A written certificate (AIA form) of substantial completion without defects and in accordance with the approved plans and specifications, reasonably satisfactory to Lessor, from a licensed, professional architect or engineer; and

                       (ii) Final lien releases of the contractors and subcontractors whose lien releases were previously required and pursuant to which disbursements of progress payments were made; and

                       (iii) A customary general contractor's affidavit for full payment in form reasonably satisfactory to Lessor; and

                       (iv) The other items described herein as necessary to evidence Substantial Completion as defined herein.

                       Subject to Lessor's receipt of the required submissions for payment of such remaining amount as described above, Lessor will disburse the remaining balance of the Allowance (less Holdback) within ten (10) business days after receipt of Lessee's written request therefor.

               10.9 Substantial Completion of the Lessee's Improvements shall mean that: (1) the construction to be done by Lessee according to the Lessee's Plans and Specifications is complete except for minor punchlist items which shall be promptly completed thereafter, and is in accordance with all applicable laws, regulations, codes, and ordinances, and all systems that are affected by the Lessee's Improvements and are necessary to service the Premises are operational to the extent required for such service; (2) there is no remaining construction or installation to be done by Lessee that would prevent occupancy of any portion of the Premises; (3) Lessee has obtained a valid Certificate of Substantial Completion from a licensed architect or engineer for such work; and (4) Lessee has delivered to Lessor evidence reasonably satisfactory to Lessor that the Lessee's Improvements have been completed lien free and that there are no disputes or other matters which could lead to a claim of any mechanic's or materialmen's lien against the Premises or if such a dispute or claim shall have arisen, Lessee shall have delivered to Lessor satisfactory evidence that such claim has been properly bonded or finally resolved and any such lien bonded or released and that no such further claim can be made. Without limiting what might be such reasonably satisfactory evidence, Lessor agrees that the following will be satisfactory: (A) Original executed lien waivers from Lessee's general contractors and subcontractors for construction of the Lessee's Improvements together with (B) an original affidavit signed by an officer of the general contractor with personal knowledge, stating that (1) the persons or entities from which such lien waivers have been obtained are all the contractors and subcontractors for the construction of the Lessee's Improvements and stating (2) that all contractors, subcontractors and material suppliers who have provided labor or materials for such construction, for which a mechanic's or materialman's lien could be filed, have been paid, less only standard retention amounts under construction contracts with Lessee.

               Lessor may reasonably require Lessee to file a Notice of Commencement under applicable Georgia law on mechanic's and materialmen's liens in connection with any work of installing Lessee's Improvements for which such a lien could be filed.

               10.10 Lessee shall deliver to Lessor copies of all warranties and all tests conducted in connection with construction by Lessee of the Lessee's Improvements as the same may relate to the Premises, and Lessee's written confirmation that Lessee will enforce such warranties for the benefit of Lessor and Lessee as their interests may appear during the term of this Lease, and if and to the extent requested by Lessor and assignable, such warranties shall be assigned to Lessor.

               10.11 Unless specifically approved by Lessor as part of the Lessee's Improvements, Lessee shall not make (a) any exterior or structural alterations, additions, or improvements in or to the Premises, or attach or install exterior fixtures or other fixtures which affect the structure of the Building, without the prior written consent of Lessor, which shall not be unreasonably withheld, conditioned or delayed, or (b) except as provided in this Section 10.11, any nonstructural interior alterations, additions, or improvements to the Premises. Lessee may make nonstructural interior alterations, additions or improvements to the Premises not part of Lessee's Improvements, and may install or attach, in or to the interior of the Building, fixtures other than Lessee's Improvements and which do not affect the structure of the Building, without Lessor's consent, provided such nonstructural changes, installations, and attachments shall not total more than $25,000.00 in value during any 12-month period. All alterations, additions, or improvements made, installed in, or attached to the Premises by Lessee shall be made at Lessee's expense in a good and workmanlike manner, in accordance with the plans and specifications approved by Lessor (if applicable), all applicable laws, ordinances, regulations, and other requirements of any appropriate governmental authority, and with the Protective Covenants.

               10.12 Prior to the commencement of any such work of making the Lessee's Improvements as defined herein, or any other changes to the Premises described in foregoing Section 10.11, Lessee shall deliver to Lessor certificates issued by insurance companies licensed and registered to operate in the State of Georgia evidencing that workers' compensation insurance and public liability insurance, all in amounts satisfactory to Lessor, are in force and effect and maintained by all contractors and subcontractors engaged by Lessee to perform the work.

               10.13 Lessee shall keep the Premises free from all liens, preliminary notices of liens, right to liens, or claims of liens of contractors, subcontractors, mechanics, or materialmen for work done or materials furnished to the Premises at the request of Lessee. Whenever and so often as any such lien shall attach or claims or notices thereof shall be filed against the Premises or any part thereof as a result of work done or materials furnished to the Premises at the request of Lessee, Lessee shall, within ten
(10) days after Lessee has actual notice of the claim or notice of lien, cause it to be discharged of record, which discharge may be accomplished by deposit or bonding proceedings. If Lessee shall fail to cause the lien, or such claim or notice thereof, to be discharged or bonded off within the ten-day period, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of the lien, or claim or notice thereof, by deposit or bonding proceedings. Any amount so paid by Lessor and all costs and expenses, including, without limitation, attorneys' fees, incurred by Lessor in connection therewith shall constitute additional rent payable by Lessee under this Lease and shall be paid by Lessee in full on demand of Lessor together with interest thereon at the rate set forth in Section 2.2 hereof from the date it was paid by Lessor. LESSEE SHALL NOT HAVE THE AUTHORITY TO SUBJECT THE INTEREST OR ESTATE OF LESSOR TO ANY LIENS, RIGHTS TO LIENS, OR CLAIMS OF LIENS FOR SERVICES, MATERIALS, SUPPLIES, OR EQUIPMENT FURNISHED TO LESSEE, AND ALL PERSONS CONTRACTING WITH LESSEE ARE HEREBY CHARGED WITH NOTICE THAT THEY MUST LOOK TO LESSEE AND TO LESSEE'S INTEREST ONLY TO SECURE PAYMENT.

               10.14 All alterations, additions, or improvements, including, but not limited to, fixtures, partitions, counters, and window and floor coverings, which may be made or installed by either of the parties hereto upon the Premises, irrespective of the manner of annexation, and irrespective of which party may have paid the cost thereof (excepting only movable office furniture and shop, laboratory, or other equipment installed by Lessee during the term of this Lease and not paid for by the Allowance), shall be the property of Lessor, and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or other termination of this Lease, without disturbance, molestation, or injury. Lessee shall remove all such excepted furniture and equipment at Lessee's expense. Notwithstanding that any alterations, additions, or improvements may belong to Lessor as stated herein, Lessor may elect that any or all installations made or installed by or on behalf of Lessee, and not to be removed by Lessee otherwise, must be removed by Lessee at the end of the Lease Term. It shall be Lessee's obligation to restore the portion of the Premises from which any such removal is required by this Lease or by Lessor pursuant to this Lease, to the condition of the Premises prior to the installation of any such equipment, alterations, additions, or improvements made by Lessee, on or before the expiration or other termination of this Lease. Such removal and restoration shall be at the sole expense of Lessee. Furthermore, notwithstanding anything contained herein to the contrary except as otherwise provided in Section 9.1 hereof, Lessor shall be under no obligation to insure the alterations, additions, or improvements or anything in the nature of a leasehold improvement made or installed by or on behalf of Lessee, the Lessee Parties, or any other person, and such improvements shall be on the Premises at the risk of Lessee only.

               10.15 In the event Lessor makes any capital investment, major structural repairs or improvements in or to the Premises which are required due to any act or omission of Lessee or any of the Lessee Parties, any and all cost and expenses incurred by Lessor in making the capital investment, major structural repairs, or improvements shall constitute additional rent payable by Lessee under this Lease and shall be paid by Lessee in full on demand of Lessor, together with interest thereon from the date of the demand at the rate set forth in Section 2.2 hereof.


      11.      ASSIGNMENT OR SUBLETTING.

               11.1 Lessee shall not assign this Lease, or any interest herein, or sublet or allow any other person, firm, or corporation to use or occupy the Premises, or any part thereof, without the prior written consent of Lessor, which consent will not be unreasonably withheld, conditioned or delayed, except Lessee may assign this Lease to a corporation, partnership, limited liability company, other entity or individual which controls, is controlled by, or is under common control with, Lessee ("Affiliate"), without Lessor's consent; provided, however, that Lessee shall ensure that Lessor receives at the time of such assignment Lessee's written notice thereof, a true and correct copy of the assignment instrument, the written undertaking by such assignee to observe and perform all of the terms and conditions of this Lease, and a reasonable fee (including reasonable attorneys' fees but not more than $1,000.00) for Lessor's processing thereof. "Control" means the right to exercise at least twenty percent (20%) of the voting power of an entity to which such "control" criterion is applied. Lessor shall have the right to make such investigations as it deems reasonable and necessary in determining the acceptability of the proposed assignee or subtenant. Such investigations may include inquiries into the financial background, business history, capability of the proposed assignee or subtenant in its line of business, and the quality of its operations. Under no circumstances shall Lessor be obligated to consent to the assignment of this Lease or the subletting of the Premises to any entity whose operations violate the Protective Covenants. Lessee shall provide to Lessor such information as Lessor may reasonably require to enable it to determine the acceptability of the proposed assignee or subtenant, including information concerning all of the foregoing matters, and Lessor shall have no obligation to consent to any assignment or subletting unless it has received from Lessee, at no cost or expense to Lessor, the most recent audited financial statements of the proposed assignee or subtenant a copy of the proposed sublease or assignment agreement, to be followed by a copy of the fully executed document, and such other information as Lessor reasonably requires. For purposes of this Section 11, an assignment of stock or other ownership interest in Lessee shall be deemed an assignment within the meaning of and be governed by this Section. No assignment or subletting, be it with or without the consent of Lessor, shall release Lessee from its obligations under this Lease. Unless consented to by Lessor, Lessee shall not permit this Lease or any interest herein or in the tenancy hereby created to become vested in or owned by any other person, firm, or corporation by operation of law or otherwise. The power of Lessor to give or withhold its consent to any assignment or subletting shall not be exhausted by the exercise thereof on one or more occasions, but shall be a continuing right and power with respect to any type of transfer, assignment or subletting. Lessor consents to Allergy Superstore.com, Inc.'s joint occupancy of the Premises in whole or in part with Lessee.

               11.2 If Lessee shall assign this Lease or sublet the Premises in any way not authorized by the terms hereof, the acceptance by Lessor of any Amount Due from any person claiming as assignee, sublessee, or otherwise shall not be construed as a recognition of or consent to the assignment or subletting or as a waiver of the right of Lessor thereafter to collect any rent from Lessee, it being agreed that Lessor may at any time accept any Amount Due under this Lease from any person offering to pay it without thereby acknowledging the person so paying as a lessee in place of Lessee herein named, and without releasing Lessee from the obligations of this Lease, and without recognizing the claims under which such person offers to pay any Amount Due, but it shall be taken to be a payment on account by Lessee.

               11.3 In the event Lessee shall become entitled to receive any premium in connection with an assignment or other transfer of this Lease or any interest herein or from a sublease of the Premises or any part thereof ("Premium"), Lessor shall have the right to receive one-half (1/2) of such Premium, free and clear of any claim, right, or interest of Lessee or any third person. The term "Premium" shall include (1) any amount of money paid or property provided, to or for the benefit of the Lessee, directly or indirectly, for Lessee's making such an assignment or sublease, by any third person other than an Affiliate, (2) any excess of rent (whether paid by money or property) to which Lessee is entitled under any such sublease with such a third person, over and above the Base Rent under this Lease, and (3) any excess of additional rent and other components of the Amount Due other than Base Rent (whether paid by money or property) which Lessee is entitled to receive under any such sublease with such a third person over and above the Amount Due (excluding Base Rent) owed under this Lease. Lessee shall ensure that half of any such Premium is paid to Lessor no later than the time Lessee becomes entitled to such Premium. The foregoing definition of "Premium" shall not preclude Lessee from reasonably including in the calculation of such Premium (before determining Lessor's half thereof) payment of a normal and customary, arm's length, real estate brokerage commission to a Georgia-licensed real estate broker who is entitled to such commission from Lessee in connection with such an assignment or other transfer or sublease. Notwithstanding the foregoing, a Premium shall not include any barter transaction, exchange of services or product, systems sharing arrangement or other arrangement between Lessee and such third person which advances Lessee's usual and customary business activities. Nothing in this section shall permit any assignment or sublease that would not otherwise be permitted under this Lease, require Lessor to give consent to any assignment or sublease that Lessor would otherwise not be required to give, or waive any right of Lessor in connection with any assignment or sublease. In no case shall any right of Lessor to such a Premium obligate Lessor to any person with whom Lessee makes any assignment or sublease. Lessee shall provide Lessor full and complete details and documentation about any transaction to which such a Premium may apply, so that Lessor may evaluate the Premium to which Lessor is entitled.

     12. DEFAULTS.

               12.1 In the event that (i) Lessee shall fail to pay the Base Rent or any other Amount Due for more than five (5) days following receipt of written notice by Lessee that the same is due, or (ii) Lessee shall fail to comply with any of the terms, covenants, conditions, or agreements herein contained or any of the rules and regulations now or hereafter established for the government of the Premises or any part thereof and such failure to comply continues for thirty (30) days after Lessor's written notice to Lessee thereof, then Lessor shall have the option, but not the obligation, to do any one or more of the following in addition to, and not in limitation of, any other remedy permitted by law, in equity or by this Lease:

                       12.1.1 Terminate this Lease, in which event Lessee shall surrender the Premises to Lessor immediately upon expiration of ten (10) days from the date of the service upon Lessee of written notice to that effect, without any further notice or demand. In the event Lessor shall become entitled to the possession of the Premises by any termination of this Lease herein provided, and Lessee shall refuse to surrender or deliver up possession of the Premises after the service of such notice, then Lessor may, without further notice or demand, enter into and upon the Premises, or any part thereof, and take possession of and repossess the Premises as Lessor's former estate, and expel, remove, and put out of possession Lessee and its effects, using such help, assistance, and force in so doing as may be needful and proper, without being liable for prosecution or damages therefor, and without prejudice to any remedy allowed by law available in such cases. Lessee shall indemnify Lessor for all loss, cost, expense, and damage which Lessor may suffer by reason of the termination, whether through inability to relet the Premises, or through decrease in rent or otherwise. In the event of such termination, Lessor may, at its option, recover forthwith as liquidated damages, and not as a forfeiture or penalty, a sum of money equal to the total of (a) the cost of recovering the Premises, including, without limitation, attorneys' fees and cost of suit, (b) the unpaid rent earned at the time of termination, plus late charges and interest thereon at the rate specified in Section 2.2 hereof, (c) the present value (discounted at the rate of 8% per annum) of the balance of the rent for the remainder of the Lease Term, including any amounts treated as additional rent hereunder, less the present value (discounted at the same rate) of the fair market rental value of the Premises for said period, taking into account the cost, time, expenses and other factors necessary to obtain a replacement tenant or tenants, including expenses relating to the recovery of the Premises, preparation for reletting and reletting itself, and (d) any other sum of money and damages owed by Lessee to Lessor.

                       12.1.2 Without terminating this Lease, retake possession of the Premises and rent the Premises, or any part thereof, for such term or terms and for such rent and upon such conditions as Lessor may, in its sole discretion, think best, making such changes, improvements, alterations, and repairs to the Premises as may be required. All rent received by Lessor from any reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee; second, to the payment of any costs and expenses of the reletting, including but not limited to brokerage fees, attorneys' fees and costs of such changes, improvements, alterations, and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent or damage as they may become due and payable hereunder. If the rent received from the reletting during the Lease Term is at any time insufficient to cover the costs, expenses, and payments enumerated above, Lessee shall pay any deficiency to Lessor, as often as it shall arise, on demand.

                       12.1.3 Correct or cure the default and recover any amount expended in so doing, together with interest thereon until paid.

                       12.1.4 Recover any and all costs incurred by Lessor resulting directly, indirectly, proximately, or remotely from the default, including but not limited to reasonable attorneys' fees actually incurred.

               12.2 In addition to any other rights which Lessor may have, Lessor, in person or by agent, may enter upon the Premises and take possession of all or any part of Lessee's property in the Premises, and may sell all or any part of such property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of such property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the property sold to him. The proceeds of the sale of such property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including, without limitation, attorneys' fees actually incurred, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease. Any excess remaining shall be paid to Lessee or any other person entitled thereto by law. Such sale shall bar Lessee's right of redemption.

               12.3 In the event of a default under this Lease by Lessee or threat of a default which could result in death or personal injury to any individual, or physical damage or destruction of, or loss of value to, the Premises or any personal property of Lessor or any third person thereon, Lessor shall be entitled to all equitable remedies, including, without limitation, injunction and specific performance.

               12.4 Pursuit of any of the remedies herein provided shall not preclude the pursuit of any other remedies herein provided or any other remedies provided at law or in equity. Failure by Lessor to enforce one or more of the remedies herein provided shall not be deemed or construed to constitute a waiver of any default, or any violation or breach of any of the terms, provisions, or covenants herein contained.

      13. BANKRUPTCY. The filing or preparation for filing by or against Lessee of any petition in bankruptcy, insolvency, or for reorganization under the Federal Bankruptcy Code, any other federal or state law now or hereafter relating to insolvency, bankruptcy, or debtor relief, or an adjudication that Lessee is insolvent, bankrupt, or an issuance of an order for relief with respect to Lessee under the Federal Bankruptcy Code, any other federal or state law now or hereafter relating to insolvency, bankruptcy, or debtor relief, or the execution by Lessee of a voluntary assignment for the benefit of, or a transfer in fraud of, its general creditors, or the failure of Lessee to pay its debts as they mature, or the levying on under execution of the interest of Lessee under this Lease, or the filing or preparation for filing by Lessee of any petition for a reorganization under the Federal Bankruptcy Code, or for the appointment of a receiver or trustee for a substantial part of Lessee's assets or to take charge of Lessee's business, or of any other petition or application seeking relief under any other federal or state laws now or hereafter relating to insolvency, bankruptcy, or debtor relief, or the appointment of a receiver or trustee for a substantial part of Lessee's assets or to take charge of Lessee's business, shall automatically constitute a default in this Lease by Lessee for which Lessor may, at any time or times thereafter, at its option, exercise any of the remedies and options provided to Lessor in Section 12 hereof; provided, however, that if such petition be filed by a third party against Lessee, and Lessee desires in good faith to defend against the petition and is not in any way in default of any obligation hereunder at the time of filing the petition, and Lessee within ninety (90) days thereafter procures a final adjudication that it is solvent and a judgment dismissing the petition, then this Lease shall be fully reinstated as though the petition had never been filed.

      14.      DAMAGE AND CONDEMNATION.

               14.1 In the event during the Lease Term the Premises are damaged by fire or other casualty, but to such an extent that repairs and rebuilding can reasonably be completed within one hundred eighty (180) days of the date of the event causing the damage, Lessor may, at Lessor's option within sixty (60) days of such event, elect to repair and rebuild the Premises. If Lessor elects to repair and rebuild the Premises, this Lease shall remain in full force and effect, but Lessor may require Lessee temporarily to vacate the Premises while they are being repaired and, subject to the provisions of this Section 14.1, rent shall abate during this period to the extent that the Premises are untenantable; provided, however, that Lessor shall not be liable to Lessee for any damage or expense which temporarily vacating the Premises may cause Lessee. If Lessor elects to repair and rebuild, but the Premises are not repaired, rebuilt, or otherwise made suitable for occupancy by Lessee within the aforesaid one hundred eighty (180) day period, Lessee shall have the right, by written notice to Lessor within ten (10) days of the end of such period, to terminate this Lease, in which event rent shall be abated for the unexpired Lease Term, effective as of the date of the written termination, in addition to any abatement for untenantability under the foregoing provisions of this
Section 14.1, but the other terms and conditions of this Lease shall continue and remain in full force and effect until Lessee shall have vacated the Premises, removed all Lessee's personal property therefrom and delivered peaceable possession thereof to Lessor.

               If (a) within the aforesaid sixty (60) day period Lessor elects not to repair and rebuild the Premises or (b) the Premises or any part thereof be so damaged that the Premises are untenantable and in Lessor's reasonable opinion, which shall be given to Lessee by notice in writing ("non-completion notice") within sixty (60) days of such casualty, the repairs and rebuilding cannot be completed within one hundred eighty (180) days of the date of the event causing the damage, then within fourteen (14) days of Lessee's receipt of Lessor's notice of such election not to rebuild or such non-completion notice, Lessor or Lessee may by seven (7) days' written notice to the other terminate this Lease in which event rent shall be abated for the unexpired Lease Term, effective as of the date of the Lessor's election not to repair and rebuilt or such non-completion notice, as applicable, but the other terms and conditions of this Lease shall continue and remain in full force and effect until Lessee shall have vacated the Premises, removed all Lessee's personal property therefrom and delivered peaceable possession thereof to Lessor. Failure by Lessee to comply with any provision of this Section 14.1 shall subject Lessee to such costs, expenses, damages, and losses as Lessor may incur by reason of Lessee's breach hereof. Notwithstanding any provision of this Lease to the contrary, if the Premises or any part thereof are damaged by fire or other casualty caused by or materially contributed to by the negligence or misconduct of Lessee or any of the Lessee Parties, Lessee shall be fully responsible, to the extent not covered by insurance, for repairing, restoring, or paying for the damage as Lessor shall direct and this Lease shall remain in full force and effect without reduction or abatement of rent.

               14.2 In the event the Premises shall be taken, in whole or in part, by condemnation or the exercise of the right of eminent domain, or if in lieu of any formal condemnation proceedings or actions, if any, Lessor shall sell and convey the Premises, or any portion thereof, to the governmental or other public authority, agency, body, or public utility, seeking to take the Premises or any substantial portion thereof which would materially adversely affect Lessee's use and occupancy of the Premises, then Lessor at its option may terminate this Lease upon ten (10) days' prior written notice to the Lessee and prepaid rent shall be proportionately refunded from the date of possession by the condemning authority. Lessor shall notify Lessee of the commencement of any such condemnation proceeding within fourteen (14) days of Lessor's becoming aware of the same. All damages awarded for the taking, or paid as the purchase price for the sale and conveyance in lieu of formal condemnation proceedings, whether for the fee or the leasehold interest, shall belong to and be the property of Lessor; provided, however, Lessee shall have the sole right to reclaim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all costs or loss, including loss of business, to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements, and equipment to a new location. Lessee shall execute and deliver any instruments, at the expense of Lessor, that Lessor may deem necessary to expedite any condemnation proceedings, to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the Premises or any portion thereof. Lessee shall vacate the Premises, remove all Lessee's personal property therefrom and deliver up peaceable possession thereof to Lessor or to such other party designated by Lessor in the aforementioned notice. Failure by Lessee to comply with any provisions of this Section 14.2 shall subject Lessee to such costs, expenses, damages, and losses as Lessor may incur by reason of Lessee's breach hereof. If Lessor chooses not to terminate this Lease, then to the extent and availability of condemnation proceeds received by Lessor and subject to the rights of any mortgagee thereto, Lessor shall, at the sole cost and expense of Lessor and with due diligence and in a good and workmanlike manner, restore and reconstruct the Premises within one hundred eighty (180) days after the date of the physical taking, and such restoration and reconstruction shall make the Premises tenantable and suitable as reasonably practicable for the permitted use being made by Lessee prior to the taking; provided, however, that Lessor shall have no obligation to restore and reconstruct Lessee's leasehold improvements unless and to the extent that Lessor receives an award of condemnation proceeds specifically designated as compensation for such improvements. Notwithstanding the foregoing, if Lessor has not completed the restoration and reconstruction within one hundred eighty (180) days after the date of physical taking, Lessee, in addition to any other rights and remedies Lessee may have, shall have the right to cancel this Lease. If this Lease continues in effect after the physical taking, the rent payable hereunder shall be equitably adjusted both during the period of restoration and reconstruction and during the unexpired portion of the Lease Term.

               14.3 In the event Lessor, during the Lease Term, shall be required by any governmental authority or the order or decree of any court, to repair, alter, remove, reconstruct, or improve (herein collectively called "Repairs") any part of the Premises, then the Repairs shall be made by and at the expense of Lessor, unless resulting from alterations made by Lessee, and shall not in any way affect the obligations or covenants of Lessee herein contained, and Lessee hereby waives all claims for damages or abatement of rent because of the Repairs. If the Repairs shall render the Premises untenantable and if the Repairs are not completed within one hundred eighty (180) days after the date of the notice, requirement, order, or decree, either party hereto upon written notice to the other party given not later than one hundred ninety (190) days after the date of the notice, requirement, order, or decree, may terminate this Lease, in which case rent shall be apportioned and paid to the date the Premises were rendered untenantable; provided however that where the requirement by a governmental authority having jurisdiction to repair, alter, remove, reconstruct, or improve any part of the Premises arises out of any act or omission by Lessee, then the Repairs shall be effected promptly at the sole cost and expense of Lessee and there shall not, in any event, be any abatement of rent nor any right in Lessee to terminate this Lease whether or not the completion of the Repairs takes more than one hundred eighty (180) days.

               14.4 Nothing in this Section 14 shall preclude extension of such 180-day periods by reason of force majeure as described in Section 8.

      15.      TAXES.

               15.1 Subject to Lessee's obligation to pay its Proportionate Share thereof as a Shared Expense, Lessor shall pay all taxes, assessments and other governmental charges, general or special, ordinary or extraordinary, foreseen or unforeseen, including any installments thereof (herein called "Impositions"), levied, assessed or otherwise imposed by any lawful authority or payable with respect to the Premises.

               15.2 If at any time during the Lease Term the methods of taxation prevailing at the Commencement Date shall be altered so that in lieu of, or as a substitute for, the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed a tax, assessment, levy, fee or other charge: (i) on or measured by the rents received therefrom; (ii) measured by or based in whole or in part upon the Premises and imposed upon Lessor; or (iii) measured by the rent payable by Lessee under this Lease, then all such taxes, assessments, levies, impositions, charges or fees or the part thereof so measured or based, shall be deemed to be included within the definition of "Impositions". The tax, levy, or other imposition to which reference is made hereinabove shall include sales, excise or similar taxes, but shall not include any net income, franchise, estate or inheritance taxes imposed on Lessor.

               15.3 In the event that a tax or assessment attributable to environmental protection legislation, as distinguished from a tax or assessment in the nature of a real estate property tax, is imposed upon Lessor by a governmental authority having jurisdiction over the Land, which tax or assessment is attributable to a portion of the Common Area being parking facilities available to the Lessee, its servants, agents, employees, invitees, licensees, contractors or subcontractors, such tax or assessment shall be included within the definition of "Impositions".

      16.      LIABILITY OF LESSOR.

               16.1 Subject to Section 9.5 hereof, Lessee shall indemnify, defend, and hold harmless Lessor, at Lessee's expense, against (a) any default by Lessee or permitted assignee or subtenant hereunder; (b) any act of negligence of Lessee or any of the Lessee Parties; and (c) all claims for damages to persons or property by reason of the use or occupancy of the Premises not caused by Lessor. Lessee shall not be liable to Lessor, or Lessor's agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Lessor, its agents, servants or employees. Lessor shall not be liable to Lessee, or Lessee's agent, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Lessee, its agents, servants, or employees. Moreover, Lessor shall not be liable for any damage, injury, destruction, or theft to, of, or at the Premises, the personal property of Lessee or any of the Lessee Parties, Lessee, or any of the Lessee Parties arising from any use or condition of the Premises, or any sidewalks, entrance ways, or parking areas serving the Premises, or the act or neglect of co-tenants or any other person, or the malfunction of any equipment or apparatus serving the Premises, or any loss thereof by mysterious disappearance or otherwise. Any and all claims against Lessor for any damage referred to in this Section 16, except to the extent such damage is caused by, or arises from, the gross negligence or wilful wrongdoing of Lessor or its employees, are hereby waived and released by Lessee.

               16.2 Notwithstanding anything to the contrary in this Lease, Lessor's liability is limited to, and Lessee expressly agrees to look solely to, Lessor's interest in the Premises and the present revenues generated therefrom. Excluding any criminal negligence by the following parties, none of Lessor, or Lessor's partners, shareholders, officers, directors, principals, members, attorneys, employees, shall ever be personally liable with respect to this Lease. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors-in-interest.

      17.      RIGHT OF ENTRY.

               17.1 Lessor reserves the right, for itself, its mortgagees, or their respective agents and duly authorized representatives, to enter and be upon the Premises, after having given prior reasonable notice to Lessee, from time to time during business hours, and in the company of a representative of Lessee, to inspect the Premises and to repair, maintain, alter, improve, and remodel the Premises or any part thereof; provided, however, that no such notice or accompaniment by a representative of Lessee shall be required in case of any emergency threatening loss, injury, or damage to person or property in Lessor's reasonable discretion, and the foregoing shall not be construed to require any such notice or accompaniment for Lessor's employees, agents, or representatives to enter the Premises for routine services, maintenance, or other activities connected with management of the Premises; provided, further, that Lessor shall not materially interfere with Lessee's normal operation except in case of an emergency. Lessee shall not be entitled to any compensation, damages, or abatement or reduction in rent on account of any such repairs, maintenance, alterations, improvements or remodeling. Nothing contained in this Section 17.1 shall imply any duty on the part of Lessor to repair, maintain, alter, improve, or remodel the Premises or any part thereof.

               17.2 After reasonable notice to Lessee, Lessee shall permit Lessor or Lessor's agents at any reasonable hour of the day to enter into or upon and, subject to reasonable restrictions to protect Lessee's laboratory operations and proprietary materials and for the safety of the entrants, to go through and view the Premises and to exhibit the Premises to prospective purchasers or (during the last twelve (12) months of this Lease) to prospective tenants. Provided however, that with respect to such entry for exhibition to prospective tenants, during the twelfth through sixth months before expiration of this Lease, the laboratory area shall only be exhibited after Lessee's normal business hours.

      18. BUILDING RULES AND REGULATIONS. Lessor reserves the right to establish reasonable rules and regulations pertaining to the use and occupancy of the Premises, which rules and regulations may be changed by Lessor from time to time and shall be provided to Lessee in writing. Lessee shall comply with any rules and regulations established by Lessor under this Section 18.

      19. PROPERTY LEFT ON THE PREMISES. Upon the expiration of this Lease, or if the Premises should be abandoned by Lessee, or if this Lease should terminate for any cause, or if Lessee should be dispossessed after default, if at the time of any such expiration, abandonment, termination or dispossession, Lessee or its assignees, subtenants, agents, servants, employees, contractors, or any other person controlled by Lessee or claiming under Lessee should leave any property of any kind or character in or upon the Premises, such property shall be the property of Lessor and the fact of such leaving of property in or upon the Premises shall be conclusive evidence of the intent by Lessee or such person to abandon such property so left in or upon the Premises, and such leaving shall constitute abandonment of the property. It is understood and acknowledged by the parties hereto that none of Lessor's servants, agents or employees, have or shall have the actual or apparent authority to waive any portion of this Section 19, and neither Lessee nor any other person designated above shall have any right to leave any such property upon the Premises beyond the time set forth herein without the written consent of Lessor. Lessor, its agents or attorneys, shall have the right and authority without notice to Lessee or anyone else, to remove and destroy, store, sell or otherwise dispose of, such property, or any part thereof, without being in any way liable to Lessee or anyone else therefor. Lessee shall be liable to Lessor for all reasonable and necessary expenses incurred in such removal and destruction, storage, sale or other disposition of such property. The said property removed or the proceeds from the sale or other disposition thereof shall belong to the Lessor as compensation for the removal and disposition of said property.

      20.      OTHER INTERESTS.

               20.1 This Lease and Lessee's interest hereunder shall at all times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor or which otherwise encumber or affect the Premises and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (each of which is herein called the "Mortgage"), so long as any such lien or security title holder agrees in writing that Lessee shall not be disturbed in its possession of the Premises in the absence of a Lessee default hereunder. This clause shall be self-operative and no further instrument of subordination need be required by any holder of any Mortgage. In acknowledgment of such subordination, Lessee shall, at Lessor's request, promptly execute, acknowledge, and deliver any instrument which may be required to evidence subordination to any Mortgage and, to the holder thereof, only (if Lessee shall not be in default hereunder) in connection with Lessee's contemporaneous receipt of such nondisturbance agreement. In the event of a failure of Lessee to execute, acknowledge, and deliver any such instrument as promised by Lessee in the foregoing sentence, Lessor may in addition to any other remedies for breach of covenant hereunder, execute, acknowledge, and deliver the instrument as the agent or attorney in fact of Lessee, and Lessee hereby irrevocably constitutes Lessor its attorney in fact under limited power of attorney for such purposes of execution, acknowledgment, and delivery of such instrument, Lessee acknowledging that the appointment is coupled with an interest and is irrevocable. Lessee hereby waives and releases any claim it might have against Lessor or any other party for any actions lawfully taken by the holder of any such Mortgage.

               20.2 In the event of a sale or conveyance by Lessor of Lessor's interest in the Premises other than a transfer for security purposes only, Lessor shall be relieved, from and after the date of transfer, of all obligations and liabilities accruing thereafter on the part of Lessor solely to the extent any such obligations and liabilities accrued following the effective date of such transfer , provided that any funds in the hands of Lessor at the time of transfer in which Lessee has an interest shall be delivered to the successor of Lessor. This Lease shall not be affected by any such sale and Lessee shall attorn to the purchaser or assignee in exchange for a nondisturbance agreement from any such purchaser or assignee.

               20.3 In the event of the enforcement by the holder of any Mortgage, Lessee will, upon request of any person or party succeeding to the interest of said holder, as a result of such enforcement, automatically become the Lessee of such successor in interest without change in the terms or provisions of this Lease; provided, however, that such successor in interest shall not be (a) bound by any prepayment by Lessee to Lessor of Base Rental or additional rent or advance rent for a period of more than one month in advance, and all such rent shall remain due and owing notwithstanding such advance payment, (b) bound by any security deposit which Lessee may have paid to any prior lessor, including Lessor, unless such deposit is available to the party who was the holder of such mortgage, deed of trust, or deed to secure debt at the time of enforcement; (c) liable for any act or omission of any prior lessor, including Lessor, or be subject to any offsets, defenses, or termination rights of Lessee; (d) bound by any amendment or modification of this Lease made without the written consent of such holder; or (e) personally liable for monetary damages arising from a breach under the Lease after such enforcement, the sole recourse of Lessee against such successor in interest on account of such breach being limited, to the extent of any judgment obtained for monetary damages, to such successor in interest's interest in the. Upon request by such successor in interest, and upon such successor's submission to Lessee of a nondisturbance agreement, Lessee shall execute and deliver an instrument or instruments confirming the attornment herein provided for in a form reasonably acceptable to such successor in interest. Notwithstanding anything contained in this Lease to the contrary, in the event of any default by Lessor in performing its covenants or obligations hereunder which would give Lessee the right to terminate this Lease, Lessee shall not exercise such right unless and until (aa) Lessee gives written notice of such default, which notice shall specify the exact nature of said default and how the same may be cured, to any holder(s) of any such mortgage, deed of trust or deed to secure debt who has theretofore notified Lessee in writing of its interest and the address to which notices are to be sent, and (bb) said holder(s) fail to undertake action to cure said default within forty-five (45) days from the giving of such notice by Lessee. The provisions of Section 20 shall govern the manner and effective date of any notice to be given by Lessee to any such parties.

      21.      INTENTIONALLY DELETED

      22.      INTENTIONALLY DELETED.

      23. HOLDING OVER. There shall be no renewal, extension, or reinstatement of this Lease by operation of law. In the event of holding over by Lessee after the expiration or sooner termination of this Lease, with Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant at sufferance and all of the terms, covenants, and conditions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as Base Rent for the period of the hold over an amount equal to 125% of the Base Rent which would have been payable by Lessee under Section 2.1 hereof, had the hold-over period been part of the original Lease Term, together with all additional rent due hereunder and together with any other Amount Due under this Lease. The rent payable by Lessee during the hold-over period shall be payable to Lessor on demand. If Lessee holds over as a tenant at sufferance, Lessee shall vacate and deliver the Premises to Lessor upon demand. In the event Lessee fails to surrender the Premises to Lessor upon expiration or other termination of this Lease or of such tenancy at sufferance, then Lessee shall indemnify Lessor against any and all loss or liability resulting from any delay of Lessee in surrendering the Premises, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises and any reasonable and actual attorneys' fees related thereto.

      24. NO WAIVER. Lessor and Lessee understand and acknowledge that no assent, express or implied, by the other party to each of any one or more of the terms, covenants or conditions hereof shall be deemed or taken to be a waiver of any succeeding or other breach, whether of the same or any other term, covenant or condition hereof.

      25. BINDING EFFECT. All terms and provisions of this Lease shall be binding upon and apply to the successors, permitted assigns, and legal representatives of Lessor and Lessee or any person claiming by, through, or under either of them or their agents or attorneys, subject always, as to Lessee, to the restrictions contained in Section 11 hereof.

      26. COMPLIANCE WITH PROTECTIVE COVENANTS. In addition to and without in any way limiting any of the other provisions of this Lease, Lessee shall comply with any protective covenants now or hereafter of record against the Building or the Premises and with any changes to the covenants duly adopted (herein called the "Protective Covenants"). It is expressly acknowledged that all uses of the Building and Premises are subject to the covenants, conditions and restrictions of Technology Park/Atlanta filed at Deed Book 389, Page 636, Gwinnett County, Georgia, records, as may be amended and extended from time to time. Lessor represents that Lessor has previously provided to Lessee the most current version of the Protective Covenants, and Lessor further represents to promptly provide Lessee with any changes or amendments thereto during the Lease Term.

      27. SIGNS. Lessee shall not install, paint, display, inscribe, place, or affix any sign, picture, advertisement, notice, lettering, or direction (herein collectively called "Signs") on any portion of the Premises exterior to the Building, or the interior surface of glass and any other location which could be visible from outside of the Building, without first securing written consent from Lessor therefor. Any Sign permitted by Lessor shall at all times conform with all municipal ordinances or other laws, regulations, deed restrictions, and Protective Covenants. Lessee shall remove all Signs at the expiration or other termination of this Lease, at Lessee's sole risk and expense, and shall in a good and workmanlike manner properly repair any damage caused by the installation, existence, or removal of Lessee's Signs.

      28.      INTENTIONALLY DELETED

      29. ESTOPPEL CERTIFICATE. Lessee shall, at any time and from time to time, upon not less than ten (10) days' prior written notice from Lessor, execute, acknowledge, and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect, or if modified, stating the nature of the modification and certifying that this Lease, as so modified, is in full force and effect, and the dates to which the rent and other charges are paid, and acknowledging that Lessee is paying rent on a current basis with no offsets or claims, and that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying the offsets, claims, or defaults, if any are claimed, and such other information, including, but not limited to, the most recent, financial statements, reasonably required by Lessor. It is expressly understood and acknowledged that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Premises or by any other person to whom it is delivered.

      30. SEVERABILITY. The terms, conditions, covenants, and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but the other clauses or provisions shall remain in full force and effect.

      31. ENTIRE AGREEMENT. Lessee acknowledges that there are no covenants, representations, warranties, or conditions, express or implied, collateral or otherwise, forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and that this Lease together with the Exhibits attached hereto constitutes the entire agreement between the parties hereto and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by Lessor and Lessee.

      32. CUMULATIVE REMEDIES. In the event of any default, breach, or threat (as described in Section 12.3) of a breach by Lessee of any of the covenants or provisions hereto, Lessor shall, in addition to all other remedies as provided by this Lease, have the right of injunction and/or damages and the right to invoke any remedy allowed at law or in equity, and may have any one or more of the remedies contemporaneously. The various rights, remedies, powers, options, and elections of Lessor reserved, expressed, or contained in this Lease are cumulative and no one of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers, options, or elections as are now, or may hereafter, be conferred upon Lessor by law.

      33. PARKING AREAS AND COMMON AREA CONTROL. Lessor warrants and represents that Lessee's rights as described herein include the exclusive use, at no additional cost to Lessee, of 132 parking spaces located on the Land. Lessee covenants and agrees to fully cooperate with Lessor in the enforcement of any program of rules and regulations designed for the orderly control and operation of parking areas located on the Land; provided, however, that Lessor shall have the right to change the area, level, location, and arrangement of portions of the Common Area so long as in so doing Lessor does not materially and adversely affect ingress to and egress from the Building or the Premises. Nothing in this Section shall be construed to limit the Lessor's agreement regarding addition of parking places as described in Exhibit E (Special Stipulations).

      34. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered in person or when sent by overnight courier service or deposited in the United States mail, return receipt requested, addressed to the parties at the respective addresses set out below:

      If to Lessee:    Prior to the Commencement Date:

                       BioShield Technologies, Inc.
                       Attention: Timothy C. Moses
                       4405 International Boulevard
                       Suite B109
                       Norcross, Georgia 30093


                       After the Commencement Date:

                       BioShield Technologies, Inc.
                       Attention:  Timothy C. Moses
                       5655 Peachtree Parkway
                       Norcross, Georgia 30092

                       With a copy to:
                       Gerald B. Kline, Esq.
                       Sims Moss Kline & Davis LLP
                       1000 Abernathy Road
                       Suite 310
                       Atlanta, Georgia 30328

      If to Lessor:    Cologne Investors, Ltd.
                       c/o Jamestown Management Corporation
                       Two Paces West, Suite 1600
                       2727 Paces Ferry Road
                       Atlanta, GA 30339

      with copy to:    Technology Park/Atlanta, Inc.
                       Attention: President
                       11555 Medlock Bridge Road
                       Suite 150
                       Duluth, Georgia 30097

or to such other addresses as the parties may direct from time to time by thirty (30) days' written notice. However, the time period in which a response to any notice, demand, or request must be given, if any, shall commence to run from the date of receipt of the notice, demand, or request by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand, or request sent.

      35. RECORDING. Neither this Lease nor any portion hereof shall be recorded unless both parties hereto agree to the recording.


      36. ATTORNEYS' FEES. The non-prevailing party agrees to pay the prevailing party's reasonable attorneys' fees, collection costs, and other costs and expenses which the prevailing party incurs in enforcing any of the obligations of the defaulting party under this Lease; provided that if Lessee shall be in default for failure to pay any sum of money validly owed under this Lease by Lessee, and Lessor shall bring an action to collect such sum, Lessor shall be presumed to be the prevailing party.

      37. HOMESTEAD. Lessee waives all homestead rights and exemptions which it may have under any law as against any obligations owing under this Lease. Lessee hereby assigns to Lessor its homestead right and exemption.

      38.      TIME OF ESSENCE. Time is of the essence of this Lease.

      39. LESSOR-LESSEE RELATIONSHIP. This Lease shall create the relationship of landlord and tenant between Lessor and Lessee, and nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, or of any relationship other than landlord and tenant between the parties hereto.

      40. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the Base Rent, additional rent, or any other Amount Due herein stipulated shall be deemed to be other than on account of the earliest of such amount then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept the check or payment without prejudice to Lessor's right to recover the balance of the rent or pursue any other remedy provided in this Lease.

      41. BROKERS' FEES. With the exception of Technology Park/Atlanta, Inc., broker representing Lessor; Lessor and Lessee warrant and represent, each to the other, that it has had no dealings with any broker or agent in connection with this Lease, and Lessor and Lessee hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim, and all expenses, including attorneys' fees, incurred in defending any such claim or in enforcing this indemnity, for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claimed dealings with the indemnitor and relating to this Lease or the negotiation thereof. Lessor shall compensate Technology Park/Atlanta, Inc. per a separate Commission Agreement.

      42.      MISCELLANEOUS.

               42.1 Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires.

               42.2 The captions are inserted in this Lease for convenience only, and in no way define, limit, or describe the scope or intent of this Lease, or of any provision hereof, nor in any way affect the interpretation of this Lease.

               42.3 This Lease is made and delivered in the State of Georgia and shall be governed by and construed in accordance with the laws of the State of Georgia.

               For additional terms and stipulations of this Lease, if any, see EXHIBIT "E", attached hereto and by this reference incorporated herein and made a part hereof.

               IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                           LESSOR:
                                           -------

                                           COLOGNE INVESTORS, LIMITED



                                           By:
                                              ---------------------------------

                                           Attest:
                                                  -----------------------------
                                                   Name:
                                                        -----------------------

                                                   Title:
                                                         ----------------------

                                                               [CORPORATE SEAL]



                                           ------------------------------------
                                           ERWIN WALTER GRAEBNER



                                           LESSEE:
                                           -------

                                           BIOSHIELD TECHNOLOGIES, INC.


                                           By:
                                              ---------------------------------

                                           Attest:
                                                  -----------------------------
                                                   Name:
                                                        -----------------------

                                                   Title:
                                                         ----------------------


                                                             [CORPORATE SEAL]

AND TECHNOLOGY PARK/ATLANTA, INC. executes this Lease for purposes of Section
5.7 hereof and as Broker.

                                                 BROKER:

                                                 TECHNOLOGY PARK/ATLANTA, INC.




                                                 By:
                                                    ---------------------------
                                                    Richard R. O'Brien
                                                    President

                          SCHEDULE OF EXHIBITS


           EXHIBIT "A"                        Legal Description

           EXHIBIT "B"                        Outline of Premises

           EXHIBIT "C"                        General Plans

           EXHIBIT "D"                        Rules and Regulations

           EXHIBIT "E"                        Special Stipulations

           EXHIBIT "F"                        Shared Expenses

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION



                  Exhibit "A" - Legal Description ~ Page- 1 -

                                  EXHIBIT "B"

                              OUTLINE OF PREMISES


                  Exhibit "B" -Outline of Premises~ Page- 1 -

                                  EXHIBIT "C"

                                 GENERAL PLANS


To Be Attached.
                                  EXHIBIT "D"

                             RULES AND REGULATIONS

1. As part of the initial improvements to the Premises, Lessor agrees to furnish Lessee two keys for each keyed door located within the Premises without charge. Any pass keys or key cards required by Lessee must be obtained from Lessor at a reasonable cost to be established by Lessor. Lessee shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Lessor's prior written consent. All keys and key cards to Premises shall be surrendered to Lessor upon termination of this Lease.

2. All contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Premises, including installation of telephones, computer wiring, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, and equipment, or any other physical portion of the Premises.

3. No signaling or telephonic devices, including antennae and satellite dishes, or other wires, cabling and instruments or devices shall be installed in connection with the Premises without the prior written consent of Lessor. No advertising banners or balloons or any other items which require fastening to the Premises are permitted without prior written consent from Lessor. Mechanical equipment, utility meters, and/or storage tanks will not be placed in or on the Premises without Lessor's prior written approval.

4. Lessee shall not overload the floor of the Building; safes and other heavy articles shall be placed by Lessee only in such manner as may be specified in writing by Lessor, and any damage done to the Building or other parts of the Premises from overloading a floor, or injury to persons in moving safes or other heavy articles in or out of the Building or Premises, shall be paid for by the Lessee.

5. All moving activity into or out of the Building must be scheduled with the Lessor, and shall be under supervision of Lessor and carried out in a manner that shall comply with Lessor's Rules and Regulations. Lessee assumes, and shall indemnify Lessor against all loss, liability, cost, expense, risk or claim of damage or injury to persons and properties arising in connection with any said movement.

6. Lessee shall not place or use in or about the Premises any product causing objectionable odors such as but not limited to furniture refinish material, strong cleaners, gasoline, kerosene, oil, acids, caustics, or any flammable explosive, or hazardous material without the prior written consent of Lessor, which shall not be unreasonably withheld and which shall be considered in light of the use for which Lessee is permitted under this Lease to use the Premises.

7. Lessee shall not use any method of heating or air-conditioning, other than that supplied by Lessor, without Lessor's prior written consent. Space heaters are an electrical fire hazard, and are not to be used in Lessee's Premises.

8. No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory (UL)-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate, and similar beverages for employees and visitors. This use must be in accordance with all applicable federal, state, and city laws, ordinances, rules, and regulations. Lessee shall not use outdoor grills or cooking equipment, nor place picnic tables, tents, sports equipment, etc. in or about the Premises, without prior written approval from Landlord.

                    Exhibit "C" - General Plans ~ Page- 1 -

 9. Lessee shall not, at any time, occupy any part of the Premises as sleeping or lodging quarters.

10. No dogs, cats, fowl or other animals shall be brought into, or kept in or about the Premises except for those animals utilized to assist any persons with disabilities. Lessor should be notified in advance, and in writing, if any such animals will be utilized on a regular basis.

11. No Lessee, or their employees or invitees, shall disturb occupants of the Premises by the use of any radios, tape or cd players, or other musical instruments, or the making of objectionable noises by any unreasonable use. Office parties and functions should be limited to an appropriate portion of the Building occupied by Lessee. Catering services shall use service entrance for deliveries.

12. All canvassing, soliciting, and peddling in or about the Premises is prohibited. Lessee, Lessee's employees, and Lessee's agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls or common areas, or disturb, solicit, or canvas any occupant of the Premises. Lessor reserves the right to exclude or expel from the Premises any person who, in Lessor's reasonable judgment, is under the influence of alcohol or drugs, or commits any act in violation of any of these Rules and Regulations.

13. The restrooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind shall be thrown or poured into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the Lessee who caused, or whose employees, agents, contractors, invitees, or licensees caused the breakage, stoppage, or damage.

14. None of the parking, plaza, recreation, or lawn areas, entries, passages, doors or hallways shall be blocked or obstructed; nor shall any rubbish, litter, trash or material of any nature be placed, emptied or thrown into these areas; nor shall these areas be used by Lessee's agents, employees, and/or invitee's at any time for purposes which are inconsistent with their designation by Lessor.

15. No signs of any type or description shall be erected, placed, or painted in or about the doors and windows, the Building, the Common Area, or other parts of the Premises except those signs submitted to Lessor in writing and approved by Lessor in writing and which signs are in conformance with the technology park's protective covenants. No covers or awnings over or outside of the windows nor draperies or coverings hung inside the windows will be permitted without Lessor's prior written approval.

16. Lessee and its employees, agents, and invitees shall park their vehicles only in those parking areas designated by Lessor and entirely within the lines. All directional signs, arrows, and posted speed limits must be observed. Bicycles, motorcycles or other mobile devices shall not be allowed or placed anywhere on the Premises, except for in those areas so designated. Parking is prohibited in areas not striped for parking, in aisles where "No Parking" signs are posted, on ramps, in crosshatched areas, and in other areas as may be designated by Lessor.

17. Lessee and its employees, agents, and invitees shall not leave any vehicle in a state of disrepair, including, without limitation, flat tires, oil or damaging fluid leaks, out-of-date inspection stickers or license plates, on the Premises. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after ticketing vehicle in violation, shall have the right to remove such vehicle at its owner's expense. No vehicle maintenance will be done on the Premises without prior written consent of Lessor.

18. Lessee and its employees, agents, and invitees shall park their vehicles in compliance with all parking rules and regulations, including any sticker or other identification system established by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and are not transferrable. Vehicles should be kept locked; any damage to vehicles or persons is assumed by the vehicle's owner or its driver.


                    Exhibit "C" - General Plans ~ Page- 2 -

19. Employees of Lessor shall not be responsible to carry messages from or to Lessee. Nor shall employees of Lessor contract with, or render free or paid service to any Lessee or to any of Lessee's agents, employees, or invitee's which service is not covered in this Lease, without prior written notice to Lessor.

20. Lessee shall comply with all safety, fire protection, and evacuation procedures and regulations established by Lessor or by any government agency. All Christmas trees placed in or on the Premises must be fire-resistant artificial trees. Any lighting attached to trees or decorations must be UL approved and designated for the purpose being used. Installation of any decorations that could be deemed potential fire hazards requires prior written approval of Lessor. Decorations outside of the Building shall also require prior Lessor approval.

21. Lessor reserves the right at any time to change or rescind any one or more of these Rules and Regulations or to make any additional reasonable Rules and Regulations that, in Lessor's judgment, may be necessary for:

      a. The management, safety, care, and cleanliness of the Premises.

      b. The preservation of good; and

      c. The convenience of other occupants and tenants in the Premises.

Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular tenants. No waiver by Lessor shall be construed as a waiver of those Rules and Regulations in favor of any other tenant, and no waiver shall prevent Lessor from enforcing those rules and Regulations against any other tenant of the Premises. Lessee shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Lessee's occupancy of the Premises.


                    Exhibit "C" - General Plans ~ Page- 3 -

                                  EXHIBIT "E"

                              SPECIAL STIPULATIONS


1. OPTION TO TERMINATE: Provided that Lessee provides Lessor with written notice of termination on or before February 1, 2007, and provided that Lessee pays over to Lessor an amount equal to two months' rental ($140,522.96), Lessee may terminate this Lease so that the Lease Term will expire on November 1, 2007.

2. GUARANTY: Lessee's obligation under this Lease shall be guaranteed by Allergy Superstore.Com, Inc. pursuant to a form of Guaranty to be executed at the time this Lease is executed.


3. ADDITIONAL PARKING: Lessor shall after the third year of the Lease Term (provided that Lessee's employee head count requires) add additional parking as may be required by Lessee up to an additional 68 parking spaces. The cost of such additional parking shall be shared one-half (1/2) by Lessee and one-half (1/2) by Lessor up to a maximum of $80,000.00 total to be paid by Lessor. The parking expansion is expressly subject to Gwinnett County's planned abandonment of the driveway area (the "Abandonment"), which is intended to allow for the parking expansion. Lessor at Lessor's sole cost shall use reasonable efforts to see that the Abandonment is complete within sixty (60) days from the Commencement Date of this Lease.

4. SIGNAGE: Subject to Lessor's architectural control review and approval, and Gwinnett County ordinances, Lessee shall have the right but not the obligation to refinish at Lessee's sole cost and expense, the current signage existing at the entrance to the Building fronting Peachtree Parkway.

5. BUILDING SYSTEMS: Exclusive of the work contemplated in Section 10 hereof, Lessor shall deliver the Building systems therein in good working order, and any work associated with putting the Building systems in such good working order shall be done so at Lessor's cost. Without limiting the foregoing, Lessor shall perform the following maintenance and repair items: (i) clean condenser coils on all three HVAC units located upon the Building; (ii) repair broken condensate drain tap on HVAC unit RTU #2; (iii) repair damaged lap seams on roof; (iv) complete HVAC ground floor compressor replacement; and (v) render irrigation system operational. Lessor agrees that it will not replenish, replace, upgrade or render operational, the Halon 1303 fire suppression system situated upon the Premises unless so requested by the Lessee and at Lessee's expense.

6. BUILDING SECURITY: Lessor shall insure that all keycard accesses to and within the Building shall be in operating order upon delivery of the Premises.

7. CABLING/SATELLITE COMMUNICATION: Lessor consents to Lessee's rooftop installation of a DVD-type system (or technological enhancement thereof) on the Building's roof along with associated interior cabling; provided that Lessee shall not cause any penetration of the roof without Lessor's explicit advance consent to details of the same, and an opportunity of Lessor to confirm that such installation will not adversely affect any warranty on the roof.


                  Exhibit "E" - Special Stipulations ~ Page-1

                                  EXHIBIT "F"

                                SHARED EXPENSES


                     Exhibit "F" - Shared Expenses - Page-1